                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                ---------------



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 22, 2000



                      BAY VIEW SECURITIZATION CORPORATION
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             (Exact name of registrant as specified in its charter)



    Delaware                          333-30048                       93-1225376
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(State or other               (Commission File Number)          (IRS Employer
jurisdiction of                                                 Identification
incorporation)                                                  No.)



c/o Bay View Bank, 1840 Gateway Drive, San Mateo, California    94404
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(Address of principal executive offices)                        (Zip Code)



       Registrant's telephone number, including area code (650) 312-7396
                                                          --------------


                                      N/A
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         (Former name or former address, if changed since last report.)
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Item 5.   Other Events.

Filing of Computation/Materials.
-------------------------------

     Bay View Securitization Corporation (the "Registrant") has filed with the Securities and Exchange Commission (the "Commission") a registration statement under the Securities Act of 1933, as amended, on Form S-3 (the "Registration Statement") which was declared effective by the Commission on February 25, 2000. A prospectus supplement (the "Prospectus Supplement") will be used in connection with the Registrant's issuance, through a trust, of a series of certificates, entitled Bay View 2000-LJ-1 Auto Trust Class A and Class IC Certificates (the "Certificates"). The Certificates will represent in the aggregate the entire beneficial ownership in the Bay View 2000-LJ-1 Auto Trust consisting primarily of a segregated pool of new and used automobile, light-duty truck, motorcycle, recreational vehicle, sport utility vehicle, vans or van conversion loans having terms to maturity ranging from 12 months to 96 months.

     PaineWebber Incorporated and Morgan Stanley & Co. Incorporated (the "Underwriters") have advised the Registrant that they have furnished to certain prospective purchasers of Certificates certain information, herein referred to as "Computational Materials," in written form (copies of which are attached hereto as Exhibits 99.1, 99.2 and 99.3), which include a description of the securities to be offered, the name of the issuer, the size of the offering, the number of classes, seniority and order of payment. The Computational Materials also include data tables and term sheet information relating to the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

     The Computational Materials have been provided by the Underwriters and were prepared by the Underwriters at the request of certain prospective investors. The information in the Computational Materials is preliminary and will be superseded by the final Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

MBIA Insurance Corporation and Subsidiaries Financial Statements and Consent of
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Experts.
-------

     The Financial Statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1998 and 1997 and for each of the years in the three-year period ended December 31, 1998 that are included in the Prospectus Supplement have been audited by PricewaterhouseCoopers, LLP. The consent of PricewaterhouseCoopers, LLP to the inclusion of their audit report on such financial statements in the Prospectus Supplement and to being named as "Experts" in the Prospectus Supplement for the Bay View 2000-LJ-1 Auto Trust is attached hereto as Exhibit 24.

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Item 7.   Financial Statements and Exhibits.

Exhibit
Number                                 Description
--------  ----------------------------------------------------------------------
      24  Consent of PricewaterhouseCoopers, LLP to the inclusion of their audit report on the financial statements of MBIA Insurance
          Corporation and Subsidiaries in the Prospectus Supplement for the
          Bay View 2000-LJ-1 Auto Trust and to being named as "experts" in the Prospectus Supplement for the Bay View 2000-LJ-1 Auto Trust.

    99.1  Computational Materials that have been provided by PaineWebber
          Incorporated to certain prospective purchasers of the Certificates.

    99.2  Computational Materials that have been provided by Morgan Stanley
          & Co. Incorporated to certain prospective purchasers of the Certificates.

    99.3  Computational Materials that have been provided by PaineWebber
          Incorporated to certain prospective purchasers of the Certificates.

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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf of Bay View Securitization Corporation by the undersigned hereunto duly authorized.

                                BAY VIEW 2000-LJ-1 AUTO TRUST
                                BAY VIEW SECURITIZATION CORPORATION
                                ORIGINATOR OF TRUST



Date: March 24, 2000
                                By: /s/ Douglas J. Wallis
                                    --------------------------------
                                     Douglas J. Wallis
                                     Secretary

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